UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1.	Report to Stockholders.

1

TCW Insight that works for you.™

# TCW Strategic Income Fund, Inc.

2012 Annual Report

TCW Strategic

Income Fund, Inc.

2012 Annual Report

The President’s Letter

Dear Shareholder,

We are pleased to present the 2012 annual report of the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange. Though it cannot be guaranteed, the Fund’s current distribution policy is to pay 7% annually based on the previous year-end net asset value (“NAV”). For the year ended December 31, 2012, the Fund’s return on market price was 22.20% versus the custom benchmark return of 10.28%. On a NAV basis, the Fund returned 24.95%, better than the market price return as the market price to NAV discount increased from 1.8% to 4.3% during the year. Dividends distributed were $0.0865 per share each quarter and a special year-end distribution of $0.20 per share.

Fund Performance

Performance was strong in 2012 and has remained double-digit positive for all of the past five years annualized (including the 2008-2009 financial-crisis period):

	Annualized Total Return
	1 Year	3 Years	5 Years	10 Years	Since 3/1/06(2)	Since 3/5/87(3)
Price Based Returns	22.20%	22.01%	22.31%	13.10%	14.02%	8.68%
NAV Based Returns	24.95%	19.52%	18.66%	11.55%	12.01%	9.13%
Benchmark Returns(1)	10.28%	8.75%	6.35%	7.28%	6.48%	N/A

(1)	Custom Benchmark Index: 15% S&P 500 with Income, 15% Merrill Lynch Convertible Index, 45% Barclays U.S. Aggregate Bond Index, 25% Citi High Yield Cash Pay Index. Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s managed distribution policy.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.

Over the course of the past year, the U.S. economy has continued to exhibit subpar growth, high unemployment, well contained inflation metrics, and utterly unsustainable federal budget deficits. Consequently, the Federal Reserve Bank (the “Fed”) has continued its zero rate policy and “doubled down” on its quantitative easing (QE) programs. These market friendly Fed actions were accretive to the returns of “risk” oriented asset classes, including non-agency mortgage-backed securities (“MBS”), high yield, investment grade corporates, and emerging market securities. Conversely, these policies have remained detrimental to cash and treasuries, both of which have suffered from negative real yields. We do not expect any meaningful changes to Fed policy for at least the first half of 2013. As value based investors, TCW has maintained a defensive (short the benchmark) stance on duration and generally over-weighted the risk based asset classes referenced earlier. The table on the next page presents the market value exposures of the Fund across a number of sectors as of December 31, 2012:

The President’s Letter (Continued)

Sector	Value	% of Total
Residential MBS – Non-Agency	$151,766,647	47.8%
Asset-backed Securities	54,233,850	17.1%
Residential MBS – Agency	20,470,501	6.5%
Corporate Bonds	46,332,236	14.6%
Bank Loans	5,351,138	1.7%
Municipal Bonds	3,362,538	1.1%
Commercial MBS	2,256,742	0.7%
Convertible Preferred Stocks	1,437,505	0.5%
Common Stocks	996,750	0.3%
Cash and Cash Equivalents	1,423,382	0.4%
S&P 500 Futures (in Notional Value)	26,626,875	8.4%
U.S. Treasury Futures (in Notional Value)	2,920,875	0.9%

Total	$317,179,039	100.0%

The Fund is diversified across both equity and fixed income asset classes, with the continued emphasis on residential MBS representing over 54% of the overall exposure. Non-agency MBS, which are issued by private label (non-guaranteed) originators, make up the majority of this position, while the remainder is comprised of agency MBS, which are securitized by Government Sponsored Enterprises (“GSEs”). Probably the most resounding performer – among equity and fixed income alike – was the non-agency MBS market, which climbed 20% to 30% as continuing fundamental improvement to the primary driver of the 2008 financial crisis met with vigorous demand to push prices substantially higher. Agency MBS experienced a strong run up in the immediate wake of September’s QE, finishing the year at 2.6%. Returns across lower coupon agency MBS, the target of the Fed’s QE buying program, ranged from 4% to 5%, netting a premium of more than 1% to the MBS component of the Index.

Other securitized exposure includes asset-backed securities (“ABS”) and commercial MBS (“CMBS”), both of which rewarded positive performance as spreads narrowed. An increasing allocation to high quality ABS provided an incremental yield advantage and the Fund favors more off-the-run collateral types such as securitized shipping containers and next generation aircraft, which provide better valuations and return profiles. CMBS exposure is focused on the top of the capital structure, in super senior issues with 30%+ credit enhancement and better underlying collateral structures.

Corporate bond exposure is predicated on strong credit analysis and research to identify undervalued investment opportunities. Current positioning favors financials including large money center banks which are attractive on both a fundamental and relative basis. Despite downgrades in June of large financial institutions by Moody’s, the fundamentals for large U.S. and certain global financial institutions remain strong, making them attractive. Although new regulations may be a drag on earnings growth, they are likely to reduce earnings volatility as well, which is a significant positive for creditors.

The Fund allocation to the equity market was reduced over the year to capture gains in the market. TSI re-introduced exposure to the equity markets over two years ago, and additional allocations are made through dollar cost averaging at multiple price points. The positioning of the equity exposure is via the S&P 500 Index futures contracts which represent the Fund’s exposure to the equity market a little over 8%, versus 13% a year ago.

Leverage is utilized by the Fund through a line-of-credit facility of which $9.1 million was drawn as of December 31, 2012, at a current annual interest rate of 1.42%. Total amount available through the line is $70 million. The use of leverage has been accretive to returns in recent years owing to the general lowering of market rates. However, the use of leverage may not always be a positive. For example, should rates rise or credit or mortgage spreads widen, management’s expectation is that the NAV of the Fund could be adversely impacted.

We greatly appreciate your investment in the Fund and your continuing support of TCW. In the event that you have any additional questions or comments, I invite you to visit our web site at www.tcw.com or call our shareholder services department at 1-866-227-8179.

Sincerely,

Charles W. Baldiswieler

President and Chief Executive Officer

TCW Strategic Income Fund, Inc.

Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (20.3% of Net Assets)
$1,023,878	Aircastle Pass-Through Trust, (07-1A-G1), (144A), 0.523%, due 06/14/37 (1)(2)	$941,968
989,330	AMUR Finance I LLC, (2012-1-A), 14%, due 10/15/16	989,576
1,000,000	AMUR Finance I LLC, (2012-B), 11%, due 11/21/17	999,999
625,000	Avalon IV Capital, Ltd., (12-1A-C), (144A), 3.93%, due 04/17/23 (1)(2)	630,469
250,000	Axis Equipment Finance Receivables LLC, (12-1I-D), 5.5%, due 11/20/15	224,437
275,000	Axis Equipment Finance Receivables LLC, (12-1I-E1), 6.25%, due 04/20/16	235,193
425,000	Axis Equipment Finance Receivables LLC, (12-1I-E2), 7%, due 03/20/17	335,855
987,182	Babcock & Brown Air Funding, Ltd., (07-1A-G1), (144A), 0.542%, due 11/14/33 (1)(2)	829,233
935,836	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.64%, due 08/25/34 (1)(2)	834,507
620,206	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.58%, due 01/25/35 (1)(2)	541,201
449,066	Bayview Commercial Asset Trust, (05-2A-A1), (144A), 0.52%, due 08/25/35 (1)(2)	329,009
2,232,062	Bayview Commercial Asset Trust, (05-4A-A1), (144A), 0.51%, due 01/25/36 (1)(2)	1,734,101
1,673,796	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.44%, due 12/25/36 (1)(2)	1,372,381
1,000,000	Bayview Commercial Asset Trust, (06-SP1-M1), (144A), 0.66%, due 04/25/36 (1)(2)	723,885
1,146,188	Bayview Commercial Asset Trust, (07-2A-A1), (144A), 0.48%, due 07/25/37 (1)(2)	784,791
795,228	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.45%, due 07/25/37 (1)(2)	600,651
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 1.512%, due 02/25/35 (2)(4)	2,176,917
750,000	Cerberus Offshore Levered I LP, (12-1A-B), (144A), 5.197%, due 11/30/18 (1)(2)	755,168
1,850,000	CIFC Funding, Ltd., (12-2A-A3L), (144A), 3.36%, due 12/05/24 (1)(2)	1,824,155
1,475,434	CIT Education Loan Trust, (07-1-A), (144A), 0.4%, due 03/25/42 (1)(2)	1,373,785
306,042	Cronos Containers Program, Ltd., (12-1A-A), (144A), 4.21%, due 05/18/27 (1)	305,934
390,000	Cronos Containers Program, Ltd., (12-2A-A), (144A), 3.81%, due 09/18/27 (1)	404,601
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.165%, due 10/25/35 (1)(2)	648,325
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.557%, due 03/25/36 (1)(2)	1,533,544
500,000	Galaxy CLO, Ltd., (12-14A-SUBA), (144A), 0%, due 11/15/24 (1)	440,000
961,432	GE Business Loan Trust, (03-2A-A), (144A), 0.579%, due 11/15/31 (1)(2)	899,991
349,612	GE Business Loan Trust, (03-2A-B), (144A), 1.209%, due 11/15/31 (1)(2)	293,674
611,654	GE Business Loan Trust, (04-1-A), (144A), 0.499%, due 05/15/32 (1)(2)	574,364
556,049	GE Business Loan Trust, (04-1-B), (144A), 0.909%, due 05/15/32 (1)(2)	451,061
589,590	GE Business Loan Trust, (04-2A-A), (144A), 0.429%, due 12/15/32 (1)(2)	550,114
941,872	GE Business Loan Trust, (05-1A-A3), (144A), 0.459%, due 06/15/33 (1)(2)	816,334
610,399	GE Business Loan Trust, (05-1A-C), (144A), 0.909%, due 06/15/33 (1)(2)	455,137
879,106	GE Business Loan Trust, (05-2A-A), (144A), 0.449%, due 11/15/33 (1)(2)	777,235
598,281	GE Business Loan Trust, (05-2A-B), (144A), 0.709%, due 11/15/33 (1)(2)	486,228
133,333	GE SeaCo Finance SRL, (04-1A-A), (144A), 0.509%, due 04/17/19 (1)(2)	131,494
802,084	GE SeaCo Finance SRL, (05-1A-A), (144A), 0.459%, due 11/17/20 (1)(2)	779,840
742,613	Genesis Funding, Ltd., (06-1A-G1), (144A), 0.45%, due 12/19/32 (1)(2)	648,153
506,912	Goal Capital Funding Trust, (06-1-B), 0.762%, due 08/25/42 (2)	395,471
1,700,000	Halcyon Loan Advisors Funding, Ltd., (12-2A-C), (144A), 3.205%, due 12/20/24 (1)(2)	1,636,678
1,550,000	Hewetts Island CLO, Ltd., (06-5A-D), (144A), 1.761%, due 12/05/18 (1)(2)	1,344,285
1,200,000	Highland Loan Funding V, Ltd., (1A-A2A), (144A), 0.993%, due 08/01/14 (1)(2)	1,165,572
1,975,000	National Collegiate Master Student Loan Trust I, (02-2-AR9), (144A), 0%, due 11/01/42 (1)	1,970,185
3,000,000	National Collegiate Student Loan Trust, (07-3-A2A3), 6.5%, due 12/26/25	2,955,000

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2012

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.215%, due 10/25/41 (2)(4)	$2,236,762
600,000	OFSI Fund, Ltd., (06-1A-D), (144A), 2.059%, due 09/20/19 (1)(2)	484,805
1,441,427	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48 (1)	1,513,498
1,058,985	PMC Aviation LLC, (12-1I-A), 18%, due 04/15/15	1,085,459
500,000	Sagamore CLO, Ltd., (03-1A-B), (144A), 1.84%, due 10/15/15 (1)(2)	498,702
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.31%, due 03/28/46 (1)(2)	966,465
1,000,000	SLC Student Loan Trust, (06-2-A5), 0.408%, due 09/15/26 (2)	975,534
675,000	Sound Point CLO, Ltd., (12-1A-C), (144A), 3.684%, due 10/20/23 (1)(2)	671,456
550,000	Stanfield Vantage CLO, Ltd., (05-1A-B), (144A), 0.87%, due 03/21/17 (1)(2)	542,815
1,500,000	Student Loan Consolidation Center, (02-2-B2), (144A), 0%, due 07/01/42 (1)(5)	1,155,000
700,000	Symphony CLO, Ltd., (12-9A-C), (144A), 3.584%, due 04/16/22 (1)(2)	696,590
466,667	TAL Advantage LLC, (06-1A-NOTE), (144A), 0.401%, due 04/20/21 (1)(2)	458,469
509,167	TAL Advantage LLC, (10-2A-A), (144A), 4.3%, due 10/20/25 (1)	515,516
202,083	TAL Advantage LLC, (11-1A-A), (144A), 4.6%, due 01/20/26 (1)	210,142
362,500	Textainer Marine Containers, Ltd., (05-1A-A), (144A), 0.46%, due 05/15/20 (1)(2)	358,574
743,750	Textainer Marine Containers, Ltd., (11-1A-A), (144A), 4.7%, due 06/15/26 (1)	757,845
666,596	Trinity Rail Leasing LP, (06-1A-A1), (144A), 5.9%, due 05/14/36 (1)	761,205
437,143	TRIP Rail Holdings LLC, (11-1-SNR), (144A), 8%, due 07/06/14 (Cost $437,143, Acquired 07/06/11) (1)(6)(7)	437,143
538,542	Triton Container Finance LLC, (06-1A-NOTE), (144A), 0.38%, due 11/26/21 (1)(2)	527,106
277,604	Triton Container Finance LLC, (07-1A-NOTE), (144A), 0.35%, due 02/26/19 (1)(2)	273,561
675,000	Veritas CLO I, Ltd., (04-1A-B), (144A), 1.111%, due 09/05/16 (1)(2)	672,663
560,000	Wind River CLO, Ltd., (04-1A-B1), (144A), 1.409%, due 12/19/16 (1)(2)	534,039

	Total Asset-Backed Securities (Cost: $52,562,017)	54,233,850

	Collateralized Mortgage Obligations (65.4%)
	Commercial Mortgage-Backed Securities (0.8%)
1,972,403	DBRR Trust, (11-LC2-AC4), (144A), 4.537%, due 07/12/44 (1)(2)	2,256,742

	Residential Mortgage-Backed Securities—Agency (7.7%)
507,863	Federal Home Loan Mortgage Corp., (1673-SD), 15.793%, due 02/15/24(I/F)(PAC) (2)(4)	679,906
1,096,624	Federal Home Loan Mortgage Corp., (1760-ZD), 1.17%, due 02/15/24 (2)(4)	1,112,981
306,363	Federal Home Loan Mortgage Corp., (2990-JK), 21.168%, due 03/15/35(I/F) (2)(4)	465,620
8,835,318	Federal Home Loan Mortgage Corp., (3122-SG), 5.421%, due 03/15/36(I/O)(I/F) (TAC) (PAC) (2)(4)	1,402,717
3,764,187	Federal Home Loan Mortgage Corp., (3239-SI), 6.441%, due 11/15/36(I/O)(PAC) (2)(4)	562,020
3,897,365	Federal Home Loan Mortgage Corp., (3323-SA), 5.901%, due 05/15/37(I/O)(I/F) (2)(4)	401,757
2,044,526	Federal Home Loan Mortgage Corp., (3459-JS), 6.041%, due 06/15/38(I/O)(I/F) (2)	236,562
6,807,557	Federal Home Loan Mortgage Corp., (4030-HS), 6.401%, due 04/15/42(I/O) (2)(4)	969,506
10,951,029	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O)(I/F) (2)	353,101
2,079,890	Federal National Mortgage Association, (07-42-SE), 5.9%, due 05/25/37(I/O)(I/F) (2)	223,327
10,877,608	Federal National Mortgage Association, (07-48-SD), 5.89%, due 05/25/37(I/O)(I/F) (2)(4)	2,083,814

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Agency (Continued)
$ 2,256,247	Federal National Mortgage Association, (09-69-CS), 6.54%, due 09/25/39(I/O) (I/F) (2)(4)	$345,724
3,681,226	Federal National Mortgage Association, (10-112-PI), 6%, due 10/25/40(I/O)	415,295
3,074,440	Federal National Mortgage Association, (10-99-NI), 6%, due 09/25/40(I/O)	345,290
3,797,102	Government National Mortgage Association, (05-45-DK), 21.164%, due 06/16/35 (I/F) (2)(4)	5,857,432
10,091,164	Government National Mortgage Association, (06-35-SA), 6.389%, due 07/20/36 (I/O)(I/F) (2)(4)	1,584,426
17,777,142	Government National Mortgage Association, (06-61-SA), 4.539%, due 11/20/36 (I/O)(I/F)(TAC) (2)(4)	1,848,060
10,215,905	Government National Mortgage Association, (08-58-TS), 6.189%, due 05/20/38 (I/O)(I/F)(TAC) (2)(4)	1,582,963

	Total Residential Mortgage-Backed Securities—Agency	20,470,501

	Residential Mortgage-Backed Securities—Non-Agency (56.9%)
2,500,000	ACE Securities Corp., (06-ASP3-A2C), 0.36%, due 06/25/36 (2)	1,524,423
2,198,473	ACE Securities Corp., (07-ASP1-A2C), 0.47%, due 03/25/37 (2)	1,187,012
2,196,202	Adjustable Rate Mortgage Trust, (05-4-6A22), 3.048%, due 08/25/35 (2)	1,179,052
1,269,336	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.332%, due 03/25/36 (2)(8)	883,735
2,200,000	Asset-Backed Funding Certificates, (05-HE2-M2), 0.96%, due 06/25/35 (2)	2,134,971
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.48%, due 03/25/36 (2)	1,543,680
3,100,000	Asset-Backed Securities Corp. Home Equity, (07-HE1-A4), 0.35%, due 12/25/36 (2)	1,732,216
1,540,506	BCAP LLC Trust, (10-RR11-3A2), (144A), 3.022%, due 06/27/36 (1)(2)	1,545,814
1,415,761	BCAP LLC Trust, (11-RR3-1A5), (144A), 3.102%, due 05/27/37 (1)(2)	1,383,479
1,943,517	BCAP LLC Trust, (11-RR3-5A3), (144A), 2.76%, due 11/27/37 (1)(2)	1,844,666
951,269	BCAP LLC Trust, (11-RR4-1A3), (144A), 3.067%, due 03/26/36 (1)(2)	911,311
1,180,242	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.82%, due 03/26/37 (1)(2)	1,139,867
746,939	BCAP LLC Trust, (11-RR5-2A3), (144A), 3.048%, due 06/26/37 (1)(2)	741,812
2,014,143	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 5.434%, due 06/25/47 (2)(8)	1,751,697
1,161,815	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.44%, due 04/25/36 (2)(8)	660,222
455,990	Centex Home Equity, (05-A-AF5), 5.28%, due 01/25/35	486,632
3,100,000	Centex Home Equity, (06-A-AV4), 0.46%, due 06/25/36 (2)	2,541,640
3,402,702	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 2.93%, due 10/25/35 (2)	2,712,165
2,735,066	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36 (8)	2,253,652
1,586,865	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36 (8)	1,305,463
657,992	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	698,689
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37 (1)(2)	1,211,070
1,629,899	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.11%, due 10/25/47 (2)	1,188,100
2,071,190	Countrywide Home Loans, (04-HYB4-B1), 2.715%, due 09/20/34 (2)	111,623
95,205,290	Countrywide Home Loans, (06-14-X), 0.3%, due 09/25/36(I/O) (2)(4)(6)	1,027,170
2,986,314	Countrywide Home Loans, (06-HYB2-1A1), 3.044%, due 04/20/36 (2)(8)	1,787,834

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2012

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$ 656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 0.95%, due 06/25/34 (2)(4)	$645,042
2,509,914	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36 (8)	1,702,643
1,722,851	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36 (8)	1,195,524
8,299,329	Credit Suisse Mortgage Capital Certificates, (06-9-7A2), 6.34%, due 11/25/36(I/O)(I/F) (2)(6)	2,257,148
1,301,414	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32 (4)	1,229,405
2,050,933	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 4.19%, due 01/25/36 (2)	1,223,808
3,321,061	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 4.274%, due 12/25/36 (2)	2,115,786
4,772,958	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 6.16%, due 06/25/36 (2)(8)	3,469,274
1,954,359	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.4%, due 02/25/37 (2)	1,160,436
445,428	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.41%, due 10/19/36 (2)	350,445
2,447,618	First Franklin Mortgage Loan Asset Backed Certificates, (06-FF18-A2D), 0.42%, due 12/25/37 (2)	1,302,695
1,093,979	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38 (1)(2)	1,185,133
997,711	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38 (1)(2)	1,095,127
2,500,000	Green Tree Financial Corp., (96-10-M1), 7.24%, due 11/15/28 (2)	2,733,754
750,000	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	853,115
1,173,513	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26 (2)	1,275,504
890,304	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	976,544
369,087	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28 (2)	409,540
786,263	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30 (2)	851,745
887,372	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	900,789
758,815	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30 (2)	799,295
803,496	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30 (2)	863,165
888,384	Greenpoint Manufactured Housing, (99-5-A5), 7.82%, due 12/15/29 (2)	939,839
474,743	Greenpoint Mortgage Funding Trust, (05-HE4-1A1), 0.65%, due 07/25/30 (2)(4)	437,155
2,642,307	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,851,467
1,288,327	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.39%, due 05/25/36 (2)(8)	623,935
1,207,078	GSR Mortgage Loan Trust, (05-AR3-6A1), 3.013%, due 05/25/35 (2)	1,065,264
1,523,395	GSR Mortgage Loan Trust, (06-1F-1A5), 29.372%, due 02/25/36 (I/F)(TAC) (2)(6)	2,249,142
207,469	Household Home Equity Loan Trust, (05-2-M1), 0.671%, due 01/20/35 (2)	197,431
1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.5%, due 01/25/36 (2)	951,326
5,015,422	Indymac Index Mortgage Loan Trust, (06-AR13-A4X), 4.324%, due 07/25/36 (I/O) (2)(6)	208,327
2,143,680	Indymac Index Mortgage Loan Trust, (07-AR15-2A1), 4.696%, due 08/25/37 (2)	1,655,919
2,513,886	Indymac Index Mortgage Loan Trust, (07-AR5-2A1), 2.973%, due 05/25/37 (2)	1,665,930

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$2,051,352	Indymac Index Mortgage Loan Trust, (07-FLX2-A1C), 0.4%, due 04/25/37 (2)	$1,026,170
619,246	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29 (2)	619,870
1,324,236	JPMorgan Alternative Loan Trust, (06-A2-5A1), 5.3%, due 05/25/36 (2)(8)	992,976
1,171,679	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37 (8)	945,272
730,599	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40 (2)	812,485
2,484,745	Lehman XS Trust, (06-10N-1A3A), 0.42%, due 07/25/46(2)(8)	1,692,853
3,347,423	Lehman XS Trust, (06-12N-A31A), 0.41%, due 08/25/46(2)(8)	1,991,407
1,677,292	Lehman XS Trust, (07-14H-A211), 0.47%, due 07/25/47(2)(5)(8)	888,165
1,300,000	Long Beach Mortgage Loan Trust, (04-4-M1), 1.11%, due 10/25/34 (2)(4)	1,151,560
3,379,152	MASTR Adjustable Rate Mortgages Trust, (07-3-22A5), 0.55%, due 05/25/47 (2)(8)	826,665
2,370,355	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47 (8)	1,789,706
1,749,410	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.34%, due 06/25/37 (2)	1,234,517
2,450,000	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.39%, due 06/25/37 (2)	1,189,235
3,307,328	Merrill Lynch First Franklin Mortgage Loan Trust, (07-5-2A2), 1.21%, due 10/25/37 (2)	2,163,603
1,251,044	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 2.553%, due 08/25/36 (2)	1,039,121
695,636	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	734,687
695,636	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	752,350
339,485	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	352,848
532,525	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	541,209
1,525,274	Morgan Stanley Capital, Inc., (03-NC6-M1), 1.41%, due 06/25/33 (2)	1,423,645
320,831	Morgan Stanley Capital, Inc., (05-HE3-M2), 0.73%, due 07/25/35 (2)	315,858
1,500,000	Morgan Stanley Capital, Inc., (05-HE3-M3), 0.74%, due 07/25/35 (2)	1,339,939
2,193,402	Morgan Stanley Mortgage Loan Trust, (07-15AR-4A1), 4.769%, due 11/25/37 (2)(8)	1,503,106
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.46%, due 04/25/37 (2)	1,776,547

1,280,000	New Century Home Equity Loan Trust, (05-3-M1), 0.69%, due 07/25/35 (2)	1,257,283
2,888,788	Nomura Asset Acceptance Corp., (06-AR1-1A), 3.488%, due 02/25/36 (2)(8)	1,821,095
3,089,225	Novastar Home Equity Loan, (06-2-A2C), 0.36%, due 06/25/36 (2)	1,781,045
559,645	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22 (2)	435,255
915,150	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31 (2)	777,968
764,171	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24 (2)	809,492
463,191	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	472,341
810,779	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	884,176
903,055	Origen Manufactured Housing, (04-A-M2), 6.64%, due 01/15/35 (2)	1,003,192
755,231	Origen Manufactured Housing, (05-A-M1), 5.46%, due 06/15/36 (2)	799,226
87,030	Origen Manufactured Housing, (06-A-A1), 0.359%, due 11/15/18 (2)	86,854
975,610	Park Place Securities, Inc., (05-WCH1-M2), 0.73%, due 01/25/36 (2)	957,058
1,810,000	Park Place Securities, Inc., (05-WCW1-M1), 0.66%, due 09/25/35 (2)	1,689,617
1,083,150	Park Place Securities, Inc., (05-WHQ1-M2), 0.71%, due 03/25/35(2)(4)	1,049,608
1,122,082	Popular ABS Mortgage Pass-Through Trust, (05-3-AF4), 4.776%, due 07/25/35 (2)	1,159,228
2,300,566	Residential Accredit Loans, Inc., (05-QA7-A1), 3.425%, due 07/25/35 (2)	1,688,532
1,567,231	Residential Accredit Loans, Inc., (06-Q07-2A1), 1.015%, due 09/25/46(2)(8)	868,661
1,520,109	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36 (PAC) (8)	1,322,130
34,998,810	Residential Accredit Loans, Inc., (06-QS11-AV), 0.332%, due 08/25/36 (I/O)(2)(6)	485,871

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2012

Principal Amount	Fixed Income Securities	Value
	Collateralized Mortgage Obligations (Continued)
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$17,372,700	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.725%, due 06/25/36 (I/O)(2)(6)	$504,547
3,372,885	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36 (8)	2,667,917
38,532,879	Residential Accredit Loans, Inc., (07-QS2-AV), 0.318%, due 01/25/37 (I/O) (2)(6)	525,319
38,979,956	Residential Accredit Loans, Inc., (07-QS3-AV), 0.316%, due 02/25/37 (I/O) (2)(6)	665,017
970,665	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37 (TAC) (8)	715,577
6,493,750	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37 (I/O) (6)	966,129
120,129,878	Residential Funding Mortgage Securities, (06-S9-AV), 0.304%, due 09/25/36 (I/O)(2)(6)	1,239,380
503,526	Residential Funding Mortgage Securities II, Inc., (01-HI3-AI7), 7.56%, due 07/25/26	512,155
2,869,991	Securitized Asset-Backed Receivables LLC Trust, (07-BR4-A2C), 0.5%, due 05/25/37(2)	1,475,501
3,989,981	Soundview Home Equity Loan Trust, (06-WF1-A3), 5.552%, due 10/25/36 (2)	3,026,347
1,375,090	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.868%, due 10/25/35 (2)(8)	876,317
1,160,060	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 2.957%, due 10/25/47 (2)(8)	807,779
1,640,000	Structured Asset Investment Loan Trust, (05-5-M1), 0.63%, due 06/25/35 (2)	1,612,284
1,421,961	Structured Asset Mortgage Investments, Inc., (07-AR6-A1), 1.66%, due 08/25/47 (2)	1,042,023
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.64%, due 11/25/35(2)	811,736
45,824	Terwin Mortgage Trust, (06-17HE-A2A), (144A), 0.29%, due 01/25/38(1)(2)(8)	45,005
371,558	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29 (2)	381,409
694,967	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27 (2)(4)	733,715
500,161	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32 (2)	556,312
1,289,350	Vanderbilt Mortgage Finance, (00-C-ARM), 0.563%, due 10/07/30 (2)	1,011,256
825,828	Vanderbilt Mortgage Finance, (01-A-M1), 7.74%, due 04/07/31 (2)	847,107
483,274	Vanderbilt Mortgage Finance, (01-C-M1), 6.76%, due 01/07/32	492,084
900,000	Vanderbilt Mortgage Finance, (02-C-A5), 7.6%, due 12/07/32	939,525
3,543,479	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.36%, due 01/25/37 (2)	1,829,055
1,548,715	Washington Mutual Mortgage Pass-Through Certificates, (06-AR9-2A), 1%, due 11/25/46 (2)(8)	765,487
995,550	Wells Fargo Mortgage Backed Securities Trust, (06-2-1A4), 18.811%, due 03/25/36 (I/F) (2)(6)	1,418,364
1,648,089	Wells Fargo Mortgage Backed Securities Trust, (06-AR10-5A1), 2.614%, due 07/25/36 (2)(8)	1,448,326
1,610,254	Wells Fargo Mortgage Backed Securities Trust, (07-AR3-A4), 5.705%, due 04/25/37 (2)(8)	1,478,901

	Total Residential Mortgage-Backed Securities—Non-Agency	151,776,647

	Total Collateralized Mortgage Obligations (Cost: $151,781,955)	174,503,890

	Bank Loans (2.0%)
	Electric (1.1%)
1,128,718	Mach Gen, LLC, Second Lien Term Loan, 22.6%, due 02/20/15 (9)	743,543
3,500,000	TXU U.S. Holdings Co., Extended First Lien Term Loan, 11%, due 10/10/17 (9)	2,356,875

	Total Electric	3,100,418

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Bank Loans (Continued)
	Lodging (0.5%)
$1,400,000	Caesars Entertainment Operating Co., First Lien Loan Agreement, 8%, due 01/26/18 (9)	$1,254,050

	Telecommunications (0.4%)
987,500	Intelsat Jackson Holdings, Ltd., Term Loan, 6.1%, due 04/02/18 (9)	996,670

	Total Bank Loans (Cost: $5,507,930)	5,351,138

	Corporate Bonds (17.4%)
	Airlines (2.4%)
1,825,622	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	2,076,645
866,417	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	956,308
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.76%, due 05/15/18 (EETC) (2)	885,000
812,847	US Airways Group, Inc. Pass-Through Trust, (10-1A), 6.25%, due 10/22/24(EETC)	882,955
1,500,000	US Airways Group, Inc. Pass-Through Trust, (12-2B), 6.75%, due 12/03/22(EETC)	1,550,625

	Total Airlines	6,351,533

	Banks (4.4%)
700,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14 (1)	726,651
1,000,000	Bank of America NA, 0.608%, due 06/15/17 (2)	940,280
1,400,000	Chase Capital III, 0.861%, due 03/01/27 (2)	1,155,000
2,000,000	Citigroup, Inc., 0.862%, due 08/25/36 (2)	1,465,272
1,250,000	Goldman Sachs Group, Inc. (The), 5.35%, due 01/15/16	1,380,639
1,000,000	HBOS PLC (United Kingdom), (144A), 6%, due 11/01/33 (1)	923,066
400,000	JPMorgan Chase Capital XXI, 1.263%, due 02/02/37 (2)	310,475
1,000,000	JPMorgan Chase Capital XXIII, 1.31%, due 05/15/47 (2)	770,219
975,000	Lloyds TSB Bank PLC (United Kingdom), 4.875%, due 01/21/16	1,077,087
650,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (1)	761,804
1,000,000	Morgan Stanley, 0.775%, due 10/18/16 (2)	950,279
1,200,000	Royal Bank of Scotland Group PLC (United Kingdom), 6.125%, due 12/15/22	1,261,200

	Total Banks	11,721,972

	Coal (0.2%)
675,000	Arch Coal, Inc., 7%, due 06/15/19	627,750

	Diversified Financial Services (1.6%)
475,000	Cantor Fitzgerald LP, (144A), 6.375%, due 06/26/15 (1)	481,372
2,000,000	General Electric Capital Corp., 0.79%, due 08/15/36 (2)(4)	1,560,328
1,400,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14 (1)	1,498,000
715,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	768,625

	Total Diversified Financial Services	4,308,325

	Electric (2.7%)
850,000	AES Corp., 7.75%, due 10/15/15	956,250

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2012

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (Continued)
	Electric (Continued)
$1,250,000	Astoria Depositor Corp., (144A), 8.144%, due 05/01/21 (1)	$1,225,000
2,250,000	Dynegy Roseton/Danskammer Pass-Through Trust, Series B, 7.67%, due 11/08/16(EETC) (10)	56,250
650,000	Edison Mission Energy, 7%, due 05/15/17 (10)	347,750
1,000,000	GenOn Americas Generation LLC, 9.125%, due 05/01/31	1,105,000
798,437	Mirant Mid-Atlantic Pass-Through Certificates, Series B, 9.125%, due 06/30/17(EETC)	870,296
1,169,153	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	1,326,989
1,200,000	PNM Resources, Inc., 9.25%, due 05/15/15	1,375,500

	Total Electric	7,263,035

	Engineering & Construction (0.3%)
700,000	BAA Funding, Ltd., (144A), 4.875%, due 07/15/23 (1)	768,667

	Gas (1.8%)
1,190,000	Sabine Pass LNG, LP, 7.5%, due 11/30/16	1,314,950
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (1)	1,601,250
2,066,000	Southern Union Co., 3.33%, due 11/01/66(2)	1,779,342

	Total Gas	4,695,542

	Healthcare-Services (0.2%)
540,000	CHS/Community Health Systems, Inc., 8%, due 11/15/19	587,250

	Iron & Steel (0.3%)
800,000	ArcelorMittal (Luxembourg), 6.25%, due 02/25/22	845,040

	Oil & Gas (0.2%)
500,000	Pacific Drilling V, Ltd., (144A), 7.25%, due 12/01/17 (1)	521,250

	Real Estate (0.6%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,521,064

	REIT (2.0%)
1,000,000	HCP, Inc., 6%, due 01/30/17	1,149,803
500,000	HCP, Inc., 6.3%, due 09/15/16	577,434
1,000,000	Health Care REIT, Inc., 4.7%, due 09/15/17	1,116,659
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	787,633
500,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	572,214
950,000	SL Green Realty Corp., 5%, due 08/15/18	1,031,595

	Total REIT	5,235,338

	Trucking & Leasing (0.7%)
808,000	AWAS Aviation Capital, Ltd., (144A), 7%, due 10/17/16 (1)	855,470

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (Continued)
	Trucking & Leasing (Continued)
$1,000,000	Maxim Crane Works LP, (144A), 12.25%, due 04/15/15 (1)	$1,030,000

	Total Trucking & Leasing	1,885,470

	Total Corporate Bonds (Cost: $43,742,590)	46,332,236

	Municipal Bonds (1.3%)
1,000,000	California State Build America Bonds, 7.95%, due 03/01/36	1,243,690
1,200,000	Illinois State Build America Bonds, 6.63%, due 02/01/35	1,361,376
765,000	Illinois State General Obligation Bonds, 5.1%, due 06/01/33	757,472

	Total Municipal Bonds (Cost: $3,234,647)	3,362,538

	Total Fixed Income Securities (Cost: $256,829,139) (106.4%)	283,783,652

Number of Shares	Convertible Preferred Stock
	Electric (0.3%)
16,500	AES Corp., $3.375	819,225

	Oil & Gas (0.2%)
8,200	Chesapeake Energy Corp., $5.00	618,280

	Total Convertible Preferred Stock (Cost: $1,473,300) (0.5%)	1,437,505

	Common Stock
	Electric (0.4%)
52,104	Dynegy, Inc. (11)	996,750

	Total Common Stock (Cost: $1,832,723) (0.4%)	996,750

Principal Amount	Short Term Investments
	Repurchase Agreement (Cost: $18,623) (0.0%)
$18,623	State Street Bank & Trust Company, 0.01%, due 01/02/13 (collateralized by $20,000 U.S. Treasury Note, 0.25%, due 09/30/14, valued at $20,018) (Total Amount to be Received Upon Repurchase $18,623)	$18,623

	U.S. Treasury Security (Cost: $1,404,811) (0.5%)
1,405,000	U.S. Treasury Bill, 0.067%, due 04/04/13 (12)	1,404,759

	Total Short-Term Investments (Cost $1,423,434) (0.5%)	1,423,382

	TOTAL INVESTMENTS (Cost $261,558,596) (107.8%)	287,641,289
	LIABILITIES IN EXCESS OF OTHER ASSETS (-7.8%)	(20,843,275)

	NET ASSETS (100.0%)	$266,798,014

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

December 31, 2012

Futures Contracts – Exchange Traded (3)
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUY
75	S&P 500 Index Futures	03/14/13	$26,626,875	$(97,697)

SELL
12	10-Year U.S. Treasury Note Futures	03/19/13	$1,593,375	$7,477
9	30-Year U.S. Treasury Bond Futures	03/19/13	1,327,500	18,475

			$2,920,875	$25,952

Notes to Schedule of Investments:

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $66,144,828 or 24.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at December 31, 2012.
(3)	As of December 31, 2012, the Fund has sufficient assets to cover any commitments or collateral requirements of the relevant broker or exchange.
(4)	All or a portion of this security is segregated to cover open futures contracts.
(5)	As of December 31, 2012, security is not accruing interest.
(6)	Illiquid security.
(7)	Restricted security (Note 7).
(8)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(9)	Rate stated is the effective yield.
(10)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(11)	Non-income producing security.
(12)	Rate shown represents yield-to-maturity.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Investments by Industry	December 31, 2012

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities - Non-Agency	56.9%
Asset-Backed Securities	20.3
Residential Mortgage-Backed Securities - Agency	7.7
Electric	4.5
Banks	4.4
Airlines	2.4
REIT	2.0
Gas	1.8
Diversified Financial Services	1.6
Municipal Bonds	1.3
Commercial Mortgage-Backed Securities	0.8
Trucking & Leasing	0.7
Real Estate	0.6
Lodging	0.5
Oil & Gas	0.4
Telecommunications	0.4
Engineering & Construction	0.3
Iron & Steel	0.3
Coal	0.2
Healthcare-Services	0.2
Short-Term Investments	0.5

Total	107.8%

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities	December 31, 2012

ASSETS:
Investments, at Value (Cost: $261,558,596)	$287,641,289
Interest and Dividends Receivable	1,626,949
Receivable for Variation Margin on Open Financial Futures Contracts	686,813

Total Assets	289,955,051

LIABILITIES:
Distributions Payable	13,649,407
Payables for Borrowings	9,081,000
Accrued Other Expenses	230,065
Accrued Investment Advisory Fees	141,316
Accrued Directors’ Fees and Expenses	34,260
Interest Payable on Borrowings	18,139
Accrued Compliance Expense	2,850

Total Liabilities	23,157,037

NET ASSETS	$266,798,014

NET ASSETS CONSIST OF:
Common Stock, par value $0.01 per share (75,000,000 shares authorized, 47,641,910 shares issued and outstanding)	$476,419
Paid-in Capital	268,704,045
Accumulated Net Realized Loss on Investments, Futures Contracts and Swap Agreements	(26,816,070)
Distributions in Excess of Net Investment Income	(1,577,328)
Net Unrealized Appreciation on Investments and Futures Contracts	26,010,948

NET ASSETS	$266,798,014

NET ASSET VALUE PER SHARE	$5.60

MARKET PRICE PER SHARE	$5.36

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Operations	Year Ended December 31, 2012

INVESTMENT INCOME:
Income
Interest	$23,075,364
Dividends	617,567

Total Investment Income	23,692,931

Expenses
Investment Advisory Fees	1,735,536
Interest Expense	549,317
Legal Fees	210,067
Audit and Tax Service Fees	134,499
Directors’ Fees and Expenses	125,886
Proxy Expense	81,596
Accounting Fees	74,464
Custodian Fees	66,896
Transfer Agent Fees	54,320
Printing and Distribution Costs	44,563
Listing Fees	44,291
Compliance Expense	39,419
Miscellaneous Expenses	31,957
Administration Fees	14,777
Insurance Expense	11,812

Total Expenses	3,219,400

Net Investment Income	20,473,531

NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS AND SWAP AGREEMENTS:
Net Realized Gain on:
Investments	18,251,107
Futures Contracts	2,539,639
Swap Agreements	1,050
Change in Unrealized Appreciation (Depreciation) on:
Investments	16,399,928
Futures Contracts	(337,143)
Swap Agreements	64,110

Net Realized Gain and Change in Unrealized Appreciation on Investments, Futures Contracts and Swap Agreements	36,918,691

INCREASE IN NET ASSETS FROM OPERATIONS	$57,392,222

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
INCREASE IN NET ASSETS:
OPERATIONS:
Net Investment Income	$20,473,531	$25,765,336
Net Realized Gain on Investments, Futures Contracts and Swap Agreements	20,791,796	5,882,708
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Agreements	16,126,895	(16,515,692)

Increase in Net Assets Resulting from Operations	57,392,222	15,132,352

DISTRIBUTIONS TO SHAREHOLDERS:
From Net Investment Income	(26,004,198)	(42,487,146)

CAPITAL SHARE TRANSACTIONS:
Shares Issued in Reinvestment of Dividends (31,931 for the year ended December 31, 2012)	182,967	—

Total Increase (Decrease) in Net Assets	31,570,991	(27,354,794)

NET ASSETS:
Beginning of Year	235,227,023	262,581,817

End of Year	$266,798,014	$235,227,023

Distributions in Excess of Net Investment Income	$(1,577,328)	$(28,778,929)

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Statement of Cash Flows	Year Ended December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Increase in Net Assets From Operations	$57,392,222
Adjustments to Reconcile Increase in Assets Resulting From Operations to Net Cash Provided by Operating Activities:
Investments Purchased	(103,487,569)
Proceeds from Investments Sold	151,843,048
Net Increase in Short-Term Investments	(545,062)
Net Amortization/Accretion of Premium/(Discount)	(451,465)
Decrease in Interest and Dividends Receivable	574,760
Decrease in Accrued Directors’ Fees and Expenses	(26)
Decrease in Accrued Compliance Expense	(2,075)
Decrease in Accrued Investment Advisory Fees	(14,483)
Decrease in Variation Margin on Futures	(724,253)
Decrease in Interest Payable on Borrowings	(185,877)
Increase in Accrued Other Expenses	70,931
Change in Valuation of Swap Agreements	(186,435)
Realized and Unrealized (Gain)/Loss on Investments	(34,651,035)

Net Cash Provided by Operating Activities	69,632,681

CASH FLOWS USED IN FINANCING ACTIVITIES:
Distributions to Shareholders	(41,044,564)
Proceeds from Dividend Reinvestment	182,967
Decrease in Borrowings	(28,771,250)

Net Cash Used in Financing Activities	(69,632,847)

Net Change in Cash	(166)
Cash at Beginning of Year	166

Cash at End of the Year	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the year	$735,194

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements	December 31, 2012

Note 1 — Significant Accounting Policies:

TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended, and is traded on the New York Stock Exchange under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation by investing in convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the United States Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940.

Security Valuation:    Securities traded on national exchanges, except those traded on the Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last reported sales price. Other securities which are traded on the over-the-counter market are valued at the mean of current bid and asked prices as furnished by independent pricing services or by dealer quotations. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, after which they are valued at amortized cost using their value of the 61st day prior to maturity. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. Swap agreements are valued at the last ask price if no sales are reported.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or mean prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities, mortgage-backed securities and collateralized mortgage obligations.    The fair value of asset-backed securities, mortgage-backed securities and collateralized mortgage obligations is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be in Level 3.

TCW Strategic Income Fund, Inc.

December 31, 2012

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Futures contracts.    Futures contracts are generally valued at the settlement prices established at the close of business each day by the exchange on which they are traded. The value of each of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. As such they are categorized as Level 1.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise the fair values are categorized as Level 3.

Restricted securities.    Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

U.S. government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$53,796,707	$437,143	$54,233,850
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities	—	2,256,742	—	2,256,742
Residential Mortgage-Backed Securities - Agency	—	20,470,501	—	20,470,501
Residential Mortgage-Backed Securities - Non-Agency	—	140,230,233	11,546,414	151,776,647

Total Collateralized Mortgage Obligations	—	162,957,476	11,546,414	174,503,890

Bank Loans
Electric	—	3,100,418	—	3,100,418
Lodging	—	1,254,050	—	1,254,050
Telecommunications	—	996,670	—	996,670

Total Bank Loans	—	5,351,138	—	5,351,138

Corporate Bonds
Airlines	—	6,351,533	—	6,351,533
Banks	—	11,721,972	—	11,721,972
Coal	—	627,750	—	627,750
Diversified Financial Services	—	4,308,325	—	4,308,325
Electric	—	7,263,035	—	7,263,035
Engineering & Construction	—	768,667	—	768,667
Gas	—	4,695,542	—	4,695,542
Healthcare-Services	—	587,250	—	587,250
Iron & Steel	—	845,040	—	845,040
Oil & Gas	—	521,250	—	521,250
Real Estate	—	1,521,064	—	1,521,064
REIT	—	5,235,338	—	5,235,338
Trucking & Leasing	—	1,885,470	—	1,885,470

Total Corporate Bonds	—	46,332,236	—	46,332,236

Municipal Bonds	—	3,362,538	—	3,362,538

Total Fixed Income Securities	—	271,800,095	11,983,557	283,783,652

Convertible Preferred Stock
Electric	819,225	—	—	819,225
Oil & Gas	618,280	—	—	618,280

Total Convertible Preferred Stock	1,437,505	—	—	1,437,505

Common Stock
Electric	996,750	—	—	996,750

Total Common Stock	996,750	—	—	996,750

Total Short-Term Investments	1,404,759	18,623	—	1,423,382

Total Investments	3,839,014	271,818,718	11,983,557	287,641,289

Derivatives
Futures Contracts
Interest Rate Risk	25,952	—	—	25,952

Total	$3,864,966	$271,818,718	$11,983,557	$287,667,241

Derivatives
Futures Contracts
Equity Risk	$(97,697)	$—	$—	$(97,697)

Total	$(97,697)	$—	$—	$(97,697)

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2012.

TCW Strategic Income Fund, Inc.

December 31, 2012

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance as of 12/31/2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/2012	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/2012
Asset-Backed Securities	$437,144	$—	$—	$(1)	$—	$—	$—	$—	$437,143	$(1)
Residential Mortgage-Backed Securities - Non-Agency	15,734,843	—	4,253,791	(3,561,345)	3,856,836	(8,737,711)	—	—	11,546,414	(3,561,345)

Total	$16,171,987	$—	$4,253,791	$(3,561,346)	$3,856,836	$(8,737,711)	$—	$—	$11,983,557	$(3,561,346)

*	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuations inputs for Level 3 investments as of December 31, 2012, are as follows:

Description	Fair Value at 12/31/12	Valuation Techniques*	Unobservable Input*	Range or Marked Price
Asset-Backed Securities	$ 437,143	Methods of Comparables/Consensus Pricing	Offered Quotes	$100.00
Residential Mortgage-Backed Securities - Non-Agency (Interest Only, Collateral Strip Rate Securities)	$4,655,631	Methods of Comparables/Consensus Pricing	Offered Quotes	$1.03 to $4.15
Residential Mortgage-Backed Securities - Non-Agency (Interest Only, Inverse Floater Securities)	$2,257,148	Methods of Comparables/ Consensus Pricing	Offered Quotes	$27.20
Residential Mortgage-Backed Securities - Non-Agency (Interest Only Securities)	$ 966,129	Methods of Comparables/ Consensus Pricing	Offered Quotes	$14.88
Residential Mortgage-Backed Securities - Non-Agency (Inverse Floater Securities)	$3,667,506	Methods of Comparables/Consensus Pricing	Offered Quotes	$142.47 to $147.64

*	The Methods of Comparables/Consensus Pricing valuation technique for Level 3 securities involves gathering observable and unobservable data related to securities that exhibit characteristics that are comparable to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security. Such observable and unobservable data may include offered quotes (prices offered to the Fund by potential buyers in the market), broker quotes, and vendor prices for the comparable securities.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Fund’s Pricing Committee in accordance with procedures approved by the Board of Directors, and under the general oversight of the Board of Directors. The Fund’s Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Fund’s Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Chief Risk Officer, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Directors may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification. Dividends received from real estate investments trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gains.

Distributions:    Distributions to shareholders are recorded on ex-dividend date. The Fund declares and pays, or reinvests, dividends quarterly based on the managed distribution plan adopted by the Fund’s Board of Directors. Under the Plan, the Fund will distribute a cash dividend equal to 7% of the Fund’s net asset value on an annualized basis. The distribution will be based on the Fund’s net asset value from the previous calendar year-end. The source for the dividend comes from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized for defaults or write-off on structured debt, losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in-capital and may affect net investment income per share.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

December 31, 2012

For the year ended December 31, 2012, the Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories:

	Credit Risk	Equity Risk	Interest Risk	Total
Statement of Assets and Liabilities:
Asset Derivatives
Futures Contracts (1)	$—	$—	$25,952	$25,952

Total Value	$—	$—	$25,952	$25,952

Liability Derivatives
Futures Contracts (1)	$—	$(97,697)	$—	$(97,697)

Total Value	$—	$(97,697)	$—	$(97,697)

Statement of Operations:
Realized Gain (Loss) on:
Futures Contracts	$—	$2,560,731	$(21,092)	$2,539,639
Swap Agreements	1,050	—	—	1,050

Total Realized Gain (Loss)	$1,050	$2,560,731	$(21,092)	$2,540,689

Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$(363,094)	$25,951	$(337,143)
Swap Agreements	64,110	—	—	64,110

Total Change in Appreciation (Depreciation)	$64,110	$(363,094)	$25,951	$(273,033)

Notional Amounts†
Futures Contracts	—	50	12	62
Swap Agreements	$1,695,000	$—	$—	$1,695,000

(1)	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
†	Amount represents average number of contracts or notional amounts outstanding during the period in which derivatives trading took place for the Fund.

Futures Contracts:    The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund utilized futures to gain exposure to the S&P Index. The Fund also utilized treasury futures to help manage daily liquidity as well as interest rate duration and credit market exposure. Futures contracts outstanding at December 31, 2012 are listed in the Fund’s Schedule of Investments.

Swap Agreements:    The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid

TCW Strategic Income Fund, Inc.

December 31, 2012

or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the year ended December 31, 2012, the Fund did not enter into such agreements.

Mortgage-Backed Securities:    The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 1 — Significant Accounting Policies (Continued)

pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against this deemed leverage, the Fund segregates cash and/or securities in an amount or value at least equal to the amount of these transactions.

Repurchase Agreements:    The Fund may invest in repurchase agreements secured by U.S. Government obligations and by the other securities. Securities pledged as collateral for repurchase agreements are held by the Fund’s custodian bank or designated subcustodians under tri-party repurchase agreements until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Security Lending:    The Fund can lend securities to brokers. The brokers must provide collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. The Fund receives income, net of broker fees, by investing the collateral. The Fund did not lend securities any time during the year ended December 31, 2012.

Note 2 — Risk Considerations

Market Risk:    Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Liquidity Risk:    The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The value of the Fund’s investments fluctuates in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    The Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was

TCW Strategic Income Fund, Inc.

December 31, 2012

anticipated at the time of purchase. If the anticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The value of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

The Fund may invest a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 2 — Risk Considerations (Continued)

as possible, the Advisor applied the following criteria to the Fund’s residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime — Any asset-backed bond whose collateral consisted of residential mortgages that were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A — Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg.

Counterparty Risk:    The Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Fund’s Statements of Assets and Liabilities.

Note 3 — Federal Income Taxes:

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At December 31, 2012, the Fund had a total loss carryforward for federal income tax purposes of $26,283,557. The expiration of this amount is set forth in the table below.

Expiring In
2016	2017	2018
$6,008,928	$2,077,258	$18,197,371

For the year ended December 31, 2012, the Fund distributed, on a tax basis, $26,004,198 of ordinary income. For the previous year ended December 31, 2011, the Fund distributed, on a tax basis, $42,487,146 of ordinary income. The Fund had no undistributed ordinary income at December 31, 2012, on a tax basis.

At December 31, 2012, net unrealized appreciation for federal income tax purposes is comprised of the following components:

Unrealized Appreciation	$36,483,278
Unrealized (Depreciation)	(11,004,843)

Net Unrealized Appreciation (Depreciation)	$25,478,435

Cost of Investments for Federal Income Tax Purposes	$262,162,854

The following reclassifications have been made for the permanent difference between book and tax accounting as of December 31, 2012:

Increase (Decrease)
Distributions in Excess of Net Investment Income	$32,732,268
Accumulated Net Realized Loss on Investments	$(4,398,366)
Paid-in-Capital	$(28,333,902)

The Fund did not have any unrecognized tax benefits at December 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties

TCW Strategic Income Fund, Inc.

December 31, 2012

were accrued. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 4 — Investment Advisory and Service Fees:

As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.

In addition to the management fees, the Fund reimburses, with approval by the Fund’s Board of Directors, a portion of the Advisor’s costs associated in support of the Fund’s Rule 38a-1 compliance obligations, which is included in the Statement of Operations.

Note 5 — Purchases and Sales of Securities:

For the year ended December 31, 2012, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $101,882,107 and $147,591,496, respectively for non-U.S. Government securities and aggregated $1,305,727 and $2,424,876, respectively, for U.S. Government securities.

Note 6 — Directors’ Fees:

Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $125,886 from the Fund for the year ended December 31, 2012. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor.

Note 7 — Restricted Securities:

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities (excluding Rule 144A issues) at December 31, 2012. However, one 144A security was considered restricted due to its illiquid status at December 31, 2012. All other 144A securities are liquid and, therefore, are not considered restricted. Aggregate cost and fair value of that security held at December 31, 2012 was as follows:

	Aggregate Cost	Aggregate Value	Value as a Percentage of Fund’s Net Assets
Total Restricted Securities	$437,143	$437,143	0.16%

Note 8 — Loan Outstanding:

The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement with The Bank of New York Mellon which permits the Fund to borrow up to $70 million at a rate, per annum, equal to the Federal Funds Rate plus 1.25%. There is also an annual commitment fee of $35,000. The average daily loan balance during the period for which loans were outstanding amounted to $36,438,815, and the weighted average interest rate was 1.51%. Interest expense on the line of credit was $549,317 for the year ended December 31, 2012. The maximum outstanding loan balance during the year ended December 31, 2012 was $64,645,250.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Continued)

Note 9 — Indemnifications:

Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.

Note 10 — Recently Issued Accounting Pronouncement:

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of their financial statements to understand the effect of those arrangements on their financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

Note 11 — Additional Information

On February 6, 2013, a majority interest in The TCW Group, Inc. (“TCW”) was acquired by investment funds affiliated with The Carlyle Group (“Carlyle”), a global alternative asset manager. As a result of the transaction, TCW management and employees hold approximately 40% of the firm on a fully diluted basis with the Carlyle Investment funds owning the balance.

The Advisor, which is a wholly-owned subsidiary of TCW, does not anticipate that TCW’s sale will result in any change in the personnel engaged in the management of the Fund or any change to the investment objective or policies of the Fund. The Advisor’s continued service to the Fund after the transaction has closed was subject to the approval of a new investment advisory and management agreement by the Company’s Board of Directors and the shareholders of the Fund. The Board of Directors approved the new investment advisory and management agreement on September 24, 2012, and the shareholders approved on December 20, 2012.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Net Asset Value Per Share, Beginning of Year	$4.94	$5.52	$4.77	$3.64	$4.27

Income from Operations:
Net Investment Income (1)	0.43	0.54	0.90	0.78	0.52
Net Realized and Unrealized Gain (Loss) on Investments	0.78	(0.23)	0.47	0.86	(0.77)

Total from Investment Operations	1.21	0.31	1.37	1.64	(0.25)

Less Distributions:
Distributions from Net Investment Income	(0.55)	(0.89)	(0.62)	(0.51)	(0.38)

Net Asset Value Per Share, End of Year	$5.60	$4.94	$5.52	$4.77	$3.64

Market Value Per Share, End of Year	$5.36	$4.85	$5.22	$4.37	$3.07

Total Investment Return (2)	22.20%	10.54%	34.54%	60.97%	(6.32)%
Net Asset Value Total Return (3)	24.95%	5.50%	29.53%	46.61%	(6.03)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$266,798	$235,227	$262,582	$227,310	$173,408
Ratio of Expenses Before Interest Expense to Average Net Assets	1.03%	0.98%	1.00%	1.12%	1.10%
Ratio of Interest Expense to Average Net Assets	0.21%	0.27%	0.19%	0.34%	0.65%
Ratio of Total Expenses to Average Net Assets	1.24%	1.26%	1.19%	1.47%	1.75%
Ratio of Net Investment Income to Average Net Assets	7.88%	9.58%	16.67%	18.62%	12.89%
Portfolio Turnover Rate	35.09%	39.63%	49.30%	30.31%	42.44%

(1)	Computed using average shares outstanding throughout the year.
(2)	Based on market price per share, adjusted for reinvestment of distributions.
(3)	Based on net asset value per share, adjusted for reinvestment of distributions.

See accompanying notes to financial statements.

TCW Strategic Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Strategic Income Fund, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities of TCW Strategic Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financials highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TCW Strategic Income Fund, Inc. as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 15, 2013

TCW Strategic Income Fund, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Strategic Income Fund, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Strategic Income Fund, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of Directors of the Fund has delegated the Fund’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Fund, must prepare and file Form N-PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 1-(877) 829-4768 to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 1-(877) 829-4768 to obtain a hard copy. You may also obtain the Fund’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

Corporate Governance Listing Standards

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on January 17, 2013.

TCW Strategic Income Fund, Inc.

Report of Annual Meeting and Special Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on September 10, 2012. At the meeting, the following matter was submitted to a shareholder vote: the election of Charles W. Baldiswieler, Samuel P. Bell, David S. DeVito, John A. Gavin, Patrick C. Haden, Janet E. Kerr, Peter McMillan, Charles A. Parker, Victoria B. Rogers and Andrew Tarica as Directors to serve until their successors are elected and qualify. Each nominee was elected with Mr. Baldiswieler receiving 40,879,226 affirmative votes and 1,023,269 votes withheld, Mr. Bell receiving 40,978,059 affirmative votes and 924,436 votes withheld, Mr. DeVito receiving 40,898,983 affirmative votes and 1,003,512 votes withheld, Mr. Gavin receiving 40,998,515 affirmative votes and 903,980 votes withheld, Mr. Haden receiving 40,931,952 affirmative votes and 970,543 votes withheld, Ms. Kerr receiving 41,008,253 affirmative votes and 894,242 votes withheld, Mr. McMillan receiving 41,006,430 affirmative votes and 896,065 votes withheld, Mr. Parker receiving 40,948,803 affirmative votes and 953,692 votes withheld, Ms. Rogers receiving 40,864,770 affirmative votes and 1,037,725 votes withheld and Mr. Tarica receiving 41,061,241 affirmative votes and 841,254 votes withheld. 47,609,979 shares were outstanding on the record date of the meeting and 41,902,495 shares with respect to the proposal entitled to vote were present in person or proxy at the meeting.

A Special Meeting of the Shareholders of the Fund was held on November 28, 2012. At the meeting, the following matter was submitted to a shareholder vote: the approval of a new Investment Advisory and Management Agreement between the Fund and TCW Investment Management Company. At the meeting, the Secretary reported that proxies representing greater than one third of the Fund’s common stock outstanding were not received. Therefore, a quorum was not present and the meeting was adjourned to December 20, 2012.

On December 20, 2012, the proposal received 21,565,595 affirmative votes and 3,212,403 withheld votes. 84.96% of the total shares votes were in favor of this agreement and thus the agreement was approved. 47,609,979 shares were outstanding on the record date of the meeting and 25,382,482 shares with respect to the proposal entitled to vote were present in person or proxy at the meeting.

TCW Strategic Income Fund, Inc.

Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, is selling above the net asset value, you will receive shares at a price equal to the higher of the net asset value per share on the payment date or 95% of the closing market price on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.

To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box #358035, Pittsburgh, PA 15252-8035, or call toll free at (866) 227-8179. If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877) 829-4768 or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.

Distribution policy

The Fund’s Board adopted a managed distribution policy. Pursuant to the policy, the Fund makes a quarterly distribution equal to 7% per annum of the Fund’s prior year-end net asset value per share stated in the audited annual report.

Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.

You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s managed distribution policy.

TCW Strategic Income Fund, Inc. Approval of Advisory Management Agreement

TCW Strategic Income Fund, Inc. (the “Fund”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (the “Advisory Agreement”), pursuant to which the Advisor is responsible for managing the investments of the Fund. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Fund (the “Board”), including the directors who are not “interested persons” of the Fund or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

This past August, The TCW Group’s (“TCW”) majority owner, Société Générale, S.A., signed a definitive agreement to sell a majority interest in TCW to investment funds affiliated with The Carlyle Group L.P., in partnership with TCW management (the “Transaction”). The expected change in ownership of TCW, the parent company of the Advisor, would technically cause the assignment and subsequent termination of the Current Agreement. As a result, the Board, including the Independent Directors, was asked to approve a new Investment Management and Advisory Agreement (the “New Agreement”) between the Fund and the Advisor. The New Agreement would take effect on the consummation of the change of control of TCW, which is expected to be completed in the first quarter of 2013.

At a meeting held on September 24, 2012, the Board, including the Independent Directors, re-approved the Current Agreement for an additional one year term. In addition, the Board, including the Independent Directors, approved the New Agreement for a term of two years, after which it would continue from year to year subject to the same approval process as described above for the Current Agreement.

Continuation of the Current Agreement

The Advisor provided materials to the Board on August 30, 2012 and September 4, 2012, and as part of the board materials for the September 24 meeting for its evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 10, 2012 with their counsel to consider the information provided. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended continuation of the Current Agreement. Discussed below are certain of the factors considered by the Board in approving continuation of the Current Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each director’s business judgment after consideration of all the information taken as a whole. Individual directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In reaching its decision to approve the continuation of the Current Agreement, the Board considered information furnished to it throughout the year at regular and special Board meetings, including detailed investment performance reports. The structure and format for this regular reporting was developed in consultation with the Board. The Board determined that it had received from the Advisor such information before the Meeting and on an ongoing basis as was reasonably necessary to approve the continuation of the Current Agreement.

In evaluating the continuation of the Current Agreement the Board, including the Independent Directors, considered the following factors among others.

TCW Strategic Income Fund, Inc. Approval of Advisory Management Agreement (Continued)

Nature, Extent, and Quality of Services.     The Board considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of the Fund, and considered the benefits to shareholders of investing in a fund that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies, commingled funds and collective trusts. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Fund.

In addition, the Board took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor is expected to provide substantial expertise and attention to the Fund. The Board considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Fund by the Advisor under the Current Agreement.

Investment Performance.     The Board reviewed information about the Fund’s historical performance, including materials prepared by the Advisor and by Morningstar Associates LLC, an independent third-party consultant (“Morningstar”), which provided a comparative analysis of the short-term and long-term performance of the Fund to those of similar funds. The Board reviewed information in the materials regarding the performance of the Fund as compared to other funds in its peer group and its fund category, and considered the rankings assigned the Fund in the Morningstar report. The Board noted that the investment performance of the Fund was ranked in the first or second quartile in its Morningstar peer groups for multiple periods. The Board concluded that the Advisor should continue to provide investment management services to the Fund consistent with its objectives and strategy.

Advisory Fees and Profitability.     The Board considered information in the materials prepared by the Advisor and by Morningstar regarding the advisory fees charged to the Fund and advisory fees paid by other funds in the Fund’s Morningstar category. The Board noted that the advisory fee charged by the Advisor is below the medians of advisory fees charged by other investment advisors to the funds in the Fund’s fund category and the peer group. In addition, the Board noted that the Advisor does not manage any separate accounts with an investment strategy substantially similar to the current strategy of the Fund.

The Board also considered information in the Morningstar report regarding the Fund’s total expenses, and noted that the net expenses of the Fund (excluding interest expense) were the same as the median for its peer group. The Board also considered the cost of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board noted that it is difficult to assess the Advisor’s profitability with respect to the funds it manages in the context of the broad mix of funds and products the Advisor manages, and further noted that other profitability methodologies may also be reasonable. The Board concluded that the contractual management fee to be charged to the Fund under the Current Agreement upon its extension is fair and bears a reasonable relationship to the services rendered.

Economies of Scale.     The Board considered the potential of the Advisor to realize economies of scale as the Fund grows in size and whether the advisory fees in the Current Agreement reflect those economies of scale. The Board noted that, as a closed-end fund, there is limited potential for the Fund to experience significant asset growth other than through capital appreciation and income production. The Board noted

TCW Strategic Income Fund, Inc.

Approval of Advisory Management Agreement (Continued)

the Current Agreement with the Advisor has a fee breakpoint and that the overall fee to be charged to the Fund is reasonable and concluded that the current fee structure reflected in the Current Agreement is appropriate.

Ancillary Benefits. The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the Advisor’s relationship with the Fund, including compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with the management of the Fund in the form of reports, research and other services obtainable from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Advisor from its relationship with the Fund are consistent with the services provided by the Advisor to the Fund.

Based on the considerations discussed above and other considerations, the Board, including the Independent Directors, approved continuation of the Current Agreement.

Approval of the New Agreement

Before the September 24 meeting, the Advisor provided materials to the Board for its evaluation of the New Agreement in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 5 and September 10, 2012 with their counsel to consider the information provided and the New Agreement. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended approval of the New Agreement. Discussed below are certain of the factors considered by the Board in approving the New Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received and considered with respect to continuation of the Current Agreement as described above. The approval determination was made on the basis of each director’s business judgment after consideration of all the information taken as a whole. Individual directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the New Agreement, the Board, including the Independent Directors, considered the following factors among others.

The Board considered that it is not anticipated by the Advisor that there will be any material adverse change in the services provided to the Fund or personnel who are engaged in the portfolio management activities for the Fund as a result of the Transaction. In addition, the consensus of the Independent Directors, based on the information presented to them, was that there would be no “unfair burden” on the Fund as a result of the Transaction within the meaning of Section 15(f) of the Investment Company Act. In particular, the Independent Directors considered that the Advisor represented that there is not expected to be an increase in the contractual advisory fee applicable to the Fund, or additional compensation paid by the Fund to the Advisor, TCW, or their affiliates, as a result of the Transaction. The Board considered that the terms of the New Agreement are substantially identical in all material respects to those of the Current Agreement.

On the basis of these and other factors, the Board concluded that it would be in the best interests of the Fund to continue to be advised by the Advisor, and voted unanimously, including the unanimous vote of

TCW Strategic Income Fund, Inc.

the Independent Directors present at that meeting, to approve the New Agreement, including the advisory fees proposed in the New Agreement, in respect of the Fund for a two-year period commencing immediately following the shareholder approval of the New Agreement and the consummation of the Transaction, and to recommend to shareholders of the Fund that they approve the New Agreement as well.

TCW Strategic Income Fund, Inc.

Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Fund designates 2.44% of the dividend paid as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended December 31, 2012.

The dividend received deduction percentage for the Fund’s corporate shareholders was 2.27% for the year ended December 31, 2012.

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2013, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Strategic Income Fund, Inc.

Directors and Officers

A board of ten directors is responsible for overseeing the operations of the TCW Strategic Income Fund, Inc. (the “Fund”). The directors of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name, Address, Age and Position with Fund (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Charles W. Baldiswieler (54)(2) President and Chief Executive Officer	Mr. Baldiswieler has served as a director of the Fund since March 2009, and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Funds, Inc. (mutual fund with 20 series) and Metropolitan West Funds (mutual fund with 8 series).
Samuel P. Bell (76)	Mr. Bell has served as a director of the Fund since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (not-for- profit business organization).	Point 360 (post production services), TCW Funds, Inc. (mutual fund with 20 series).
David S. DeVito (50)(2) Treasurer and Chief Financial Officer	Mr. DeVito has served as a director of the Fund since January 2008.	Executive Vice President and
Chief Administrative Officer,
the Advisor, The TCW
Group, Inc., Trust Company
of the West and TCW Asset
Management Company;
Treasurer and Chief
Financial Officer, TCW
Funds, Inc. and
		Metropolitan West Funds.	None.
John A. Gavin (81)	Mr. Gavin has served as a director of the Fund since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual fund with 5 series), TCW Funds, Inc. (mutual fund with 20 series), Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (60) Chairman	Mr. Haden has served as a director of the Fund since May 2001.	Athletic Director, University of Southern California; prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 8 series) and TCW Funds, Inc. (mutual fund with 20 series).
Janet E. Kerr (58)	Ms. Kerr has served as a director of the Fund since August 2010.	Laure Sudreau–Rippe Endowed Professor of Law and Executive Director, Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer), Tilly’s, Inc. (clothing retailer) and TCW Funds, Inc. (mutual fund with 20 series).
Peter McMillan (55)	Mr. McMillan has served as a director of the Fund since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co- founder and Executive Vice President, KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual fund with 8 series) and TCW Funds, Inc. (mutual fund with 20 series).

TCW Strategic Income Fund, Inc. Directors and Officers (Continued)

Name, Address, Age and Position with Fund (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Charles A. Parker (78)	Mr. Parker has served as a director of the Fund since May 1988.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado), and TCW Funds, Inc. (mutual fund with 20 series).
Victoria B. Rogers (51)	Ms. Rogers has served as a director of the Fund since October 2011.	President, the Rose Hills Foundation (Los Angeles, CA).	TCW Funds, Inc. (mutual fund with 20 series).
Andrew Tarica (54)	Mr. Tarica has served as a director of the Fund since March 2012.	Chief Executive Officer, Meadowbrook Capital Management and Employee, Concept Capital.	Metropolitan West Funds (mutual fund with 8 series) and TCW Funds, Inc. (mutual fund with 20 series)

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071
(2)	The address for each Interested Director is 865 South Figueroa Street, Los Angeles, CA 90017

The officers of the Fund who are not directors of the Fund are:

Name and Address	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
Meredith S. Jackson (53)*	Executive Vice President, General Counsel and Secretary	Executive Vice President and General
Counsel, the Advisor, The TCW Group,
Inc., Trust Company of the West and
TCW Asset Management Company;
Partner and Chair of the Debt Finance
Practice Group, Irell & Manella (1999 –
January 2013).
Hilary G.D. Lord (56)*	Senior Vice President and Chief Compliance Officer	Managing Director and Chief
Compliance Officer, the Advisor, The
TCW Group, Inc., Trust Company of the
West and TCW Asset Management
Company; Senior Vice President and
Chief Compliance Officer, TCW Funds,
Inc.
Peter A. Brown (57)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company and TCW Funds, Inc.
Patrick W. Dennis (31)*	Assistant Secretary	Senior Vice President and Associate General Counsel, the Advisor, Trust Company of the West and TCW Asset Management Company; Associate, Paul Hastings LLP (2010-2013); Associate, Dechert LLP (2006-2010).
Jon-Luc Dupuy (40)**	Assistant Secretary	Vice President and Senior Counsel,
State Street (2010-Present); Director of
Global Accounts, Thomson Reuters
(2010); Vice Present and Assistant
General Counsel, Commonwealth
Annuity and Life Insurance Company
(2006-2009).

TCW Strategic Income Fund, Inc. Directors and Officers (Continued)

Name and Address	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years (2)
George N. Winn (44)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West, and TCW Asset Management Company; Assistant Treasurer, TCW Funds, Inc.

(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, Los Angeles, California 90017
**	Address is 4 Copley Place, Boston, MA 02116

TCW Strategic Income Fund, Inc.

865 South Figueroa Street

Los Angeles, California 90017

866 227 8179

www.tcw.com

Investment Advisor

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

Transfer Agent, Dividend Reinvestment and

Disbursement Agent and Registrar

Computershare Shareowner Services LLC

P.O. Box #35835

Pittsburgh, Pennsylvania 15252

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP

350 South Grand Avenue

Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Directors

Charles W. Baldiswieler

Director, President, and Chief Executive Officer

Samuel P. Bell

Director

David S. DeVito

Director, Treasurer

and Chief Financial Officer

John A. Gavin

Director

Patrick C. Haden

Chairman

Janet E. Kerr

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Andrew Tarica

Director

Officers

Meredith S. Jackson

Executive Vice President, General Counsel,

and Secretary

Hilary G.D. Lord

Senior Vice President

and Chief Compliance Officer

Peter A. Brown

Senior Vice President

George N. Winn

Assistant Treasurer

Patrick Dennis

Assistant Secretary

Jon-Luc Dupuy

Assistant Secretary

TSIart9445 2/5/13

Item 2.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(c)	The registrant has made certain non-material changes to its code of ethics.

(d)	The registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.

(a)(1)	The registrant’s Board of Directors (the “Board”) has determined that the registrant has three members serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”
(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees Paid by Registrant

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2012	2011
$83,000	$75,000

(b) Audit-Related Fees Paid by Registrant

For the fiscal years December 31, 2012 and December 31, 2011, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were:

2012	2011
0	0

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(c) Tax Fees Paid by Registrant

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2012	2011
$5,250	$5,000

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees Paid by Registrant

For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by Deloitte to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2012	2011
0	0

(e) (1) The registrant’s audit committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) No non-audit fees except as disclosed in Item 4(c) above were billed by the registrant’s accountant for services rendered to the registrant, or rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Not applicable.

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Item 5.	Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee members, consisting solely of independent directors, are:

Samuel P. Bell
John A. Gavin
Patrick C. Haden
Janet E. Kerr
Peter McMillan
Charles A. Parker
Victoria B. Rogers
Andrew Tarica

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

Mitch Flack	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager, partner and a mortgage specialist with Metropolitan West Asset Management Company, LLC prior to December 2009.

Stephen Kane	Portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager, founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

Laird R. Landmann	President, Metropolitan West Asset Management, LLC, portfolio manager and Group Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager and a founding partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

4

Tad Rivelle	Portfolio manager, Group Managing Director, and Chief Investment Officer - High Grade Fixed Income, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Chief Investment Officer, portfolio manager and a founding partner with Metropolitan West Asset Management, LLC prior to December 2009.

Bryan Whalen	Portfolio manager and Managing Director, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company since December 2009. Portfolio manager and a partner with Metropolitan West Asset Management Company, LLC prior to December 2009.

The foregoing information regarding the registrant’s portfolio managers is as of February 28, 2013.

(2)	Other Accounts Managed as of December 31, 2012 in millions

	Registered Investment Companies asset-based advisory fee		Other Pooled Investment Vehicles asset-based advisory fee		Other Accounts asset-based advisory fee		Registered Investment Companies performance-based advisory fee		Other Pooled Investment Vehicles performance-based advisory fee		Other Accounts performance-based advisory fee
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	4	$9,098	12	$740	49	$10,200	N/A	N/A	28	$4,864	1	$303
Stephen Kane	36	$38,472	31	$3,762	227	$19,497	N/A	N/A	31	$4,955	5	$1,689
Laird Landmann	31	$38,193	26	$3,624	202	$19,081	N/A	N/A	31	$4,959	5	$1,639
Tad Rivelle	31	$44,404	23	$1,413	204	$19,228	N/A	N/A	31	$4,955	5	$1,639
Bryan Whalen	7	$9,815	20	$963	79	$10,501	N/A	N/A	30	$4,955	2	$378

Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the registrant), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or The TCW Group (“TCW”) has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the registrant. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the registrant.

(3)	Portfolio Manager Compensation

The overall objective of TCW Investment Management Company’s (“Advisor”) compensation program for portfolio managers is to attract competent and expert

5

investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by the Advisor or one of the other TCW Advisors (together, “the TCW Group”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the TCW Group, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

6

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over a period of time and other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the Advisor’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

In connection with a recent change of control of the Advisor’s parent company, the Advisor made certain material changes to its portfolio manager compensation plan. The foregoing information regarding the registrant’s portfolio managers’ compensation incorporates those changes and is effective as of February 6, 2013.

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(4) Share Ownership in Registrant as of December 31, 2012

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Mitch Flack					X
Stephen Kane						X
Laird Landmann	X
Tad Rivelle							X
Bryan Whalen					X

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  None

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) EX-99.CODE – Code of Ethics (filed herewith)

(a)(2) EX-99.CERT – Section 302 Certifications (filed herewith).

(a)(3) Not applicable.

(b) EX-99.906CERT – Section 906 Certification (filed herewith).

(c) EX-99.(c) – Proxy Voting Policies and Procedures

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)
/s/ Charles W. Baldiswieler
Charles W. Baldiswieler

Chief Executive Officer

Date	February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

Date	February 27, 2013

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	February 27, 2013

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